                                                                   EXHIBIT 10.15

                           EDDIE BAUER HOLDINGS, INC.
                           2005 STOCK INCENTIVE PLAN
              NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

     This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Eddie Bauer Holdings, Inc., a Delaware corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "PLAN").

          Participant:
                                      ---------------------------
          Social Security Number:
                                      ---------------------------
          Address:
                                      ---------------------------

                                      ---------------------------
          Total Option Shares:
                                      ---------------------------
          Exercise Price Per Share:
                                      ---------------------------
          Date of Grant:
                                      ---------------------------
          Expiration Date:
                                      ---------------------------

          Type of Stock Option:       Nonqualified Stock Option

     1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan.

     2. EXERCISE PERIOD; VESTING. Unless expired as provided in Section 3 of this Agreement, this Option may be exercised from time to time after the Date of Grant set forth above (the "DATE OF GRANT") to the extent the Option has vested in accordance with the vesting schedule set forth below. The Shares issued upon exercise of the Option will be subject to the restrictions on transfer set forth in Section 11 below. Provided Participant continues to provide Continuous Service to the Company or any Affiliate, the Option will become vested as follows:

               PERCENTAGE OF
VESTING DATE   VESTED SHARES
------------   -------------
                     %
                     %
                     %

A vested Option may not be exercised for less than a full share. If application of the vesting percentage causes a fractional Share to otherwise become exercisable, such Share shall be rounded down to the nearest whole Share for each year except for the last year in such vesting period, at the end of which vesting period this Option shall become exercisable for the full remainder of the unexercised Shares subject to the Option. Upon the occurrence of: (a) a Change in Control, (b) termination of Continuous Service on account of Participant's death or Disability, (c) failure of the Board to nominate Participant for re-election as a Director (other than for Cause or Participant's voluntary termination), or (d) failure of the Company's stockholders to re-elect Participant at any stockholders' meeting after nomination by the Board, the Option shall become 100% vested and exercisable on such event.

     3. EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below.

     4. TERMINATION OF CONTINUOUS SERVICE.

          4.1. Forfeiture of Unvested Options. If the Participant's Continuous Service is terminated for any reason, the unvested portion of the Option shall terminate immediately and the Participant may exercise the vested portion as provided in this Section 4. Outstanding Options that are not exercisable at the time a Participant's Continuous Service terminates for any reason other than Cause (including upon the Participant's death or Disability) shall be forfeited and expire at the close of business on the date of such termination. Outstanding Options at the time a Participant's Continuous Service terminates for Cause shall be forfeited and expire at the beginning of business on the date of such termination.

          4.2. Termination for Any Reason Except Death, Disability or Cause. Unless otherwise provided herein, if Participant's Continuous Service is terminated for any reason, except death, Disability or Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant immediately prior to termination of Continuous Service, may be exercised by Participant until the earlier of the Expiration Date or, except as set forth below, the date that is three (3) months following the termination of the Participant's Continuous Service and the Option shall thereafter terminate and cease to be exercisable.

          4.3. Termination Because of Acceleration Event. If Participant's Continuous Service is terminated because of: (a) a Change in Control, (b) termination of Continuous Service on account of Participant's death or Disability (or Participant dies within three (3) months of the date of termination when such termination is for any reason other than Participant's Disability or for Cause), (c) failure of the Board to nominate Participant for re-election as a Director (other than for Cause or Participant's voluntary termination), or (d) failure of the Company's stockholders to re-elect Participant at any stockholder's meeting after nomination by the Board, the Option, to the extent it is exercisable by Participant on the date of termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of termination, but in any event no later than the Expiration Date.

          4.4. Termination for Cause. If the Participant's Continuous Service is terminated as a result of the Participant's termination of Continuous Service for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination of Continuous Service.

          4.5. Extension of Termination Date. If the exercise of the Option following the termination of the Participant's Continuous Service (other than upon the Participant's death or Disability) would be prohibited at any time solely because the exercise of the Option or issuance of Shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law requirement, then the Option shall terminate on the earlier of (a) the expiration of the Expiration Date or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

          4.6. No Obligation to Continue Director Status. Nothing in the Plan or this Agreement shall confer on Participant any right to continue as a Director of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Participant's Continuous Service or other relationship at any time, with or without Cause.

     5. MANNER OF EXERCISE.

          5.1. Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (a) Participant's election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and
(d) any representations warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

          5.2. Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised for fewer than one (1) Share or for a fractional Share. If a fractional Share would otherwise become exercisable, such Share shall be rounded down to the nearest whole Share for each year except for the last year of the applicable vesting period, at the end of which vesting period this Option shall become exercisable for the full remainder of the unexercised Shares subject to the Option.

          5.3. Payment. The entire Exercise Price of this Option to purchase Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price Per Share for the number of Shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

               (a) paying all or a portion of the aggregate Exercise Price Per Share for the number of Shares being purchased by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock where such shares have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation shares of Common Stock (collectively a "STOCK FOR STOCK EXERCISE"); provided, however, that the shares of Common Stock used in such Stock for Stock Exercise (i) have either (1) been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests. Payment of the Exercise Price by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exercise is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

               (b) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), (i) a copy of instructions to a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") directing such broker to sell the Shares for which this Option is exercised, and to remit to the Company the aggregate Exercise Price of such Option or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company (collectively referred to as a "CASHLESS EXERCISE"); provided, however, a Cashless Exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, a Parent or Subsidiary in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(k)) shall be prohibited;

               (c) by any other form of legal consideration that may be acceptable to the Administrator; or

               (d) by any combination of the foregoing that may be acceptable to the Administrator.

          5.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Administrator permits, Participant also may provide for payment of withholding taxes upon exercise of the Option by one or more of the following means: (a) tendering a cash payment; (b) a broker assisted Cashless Exercise, (c) tendering previously acquired shares of Common Stock with a Fair Market Value equal to or less than the minimum statutory amount of taxes required to be withheld by law, or (d) by requesting that the Company retain Shares from the Shares otherwise issuable to the Participant as a result of the exercise of this Option, provided that no Shares are withheld with a Fair Market Value exceeding the minimum statutory amount of taxes required to be withheld by law ("SHARE WITHHOLDING"). In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise. Payment of the tax withholding by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act by a tender of Common Stock or in the form of Share Withholding is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

          5.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     6. SECTION 409A LIMITATION. In the event the Administrator determines at any time that this Option has been granted with an exercise price less than Fair Market Value of the Shares subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code, notwithstanding any provision of the Plan or this Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code, in accordance with Section 8 of the Plan. The specified exercise date and term shall be the default date and term specified in
Section 8 of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code and Section 8 of the Plan.

     7. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

     8. NONTRANSFERABILITY OF OPTION. Except as provided herein, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant. Upon written approval by the Administrator, this Option may be transferred by gift or domestic relations order to a member of the Participant's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

     9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a Stockholder with respect to any Shares until the Shares are issued to Participant.

     10. OBLIGATION TO SELL. Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of shares of Stock hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "CONTROL SELLERS") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "NON-CONTROL SELLER") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

     11. RESTRICTIONS ON TRANSFER.

          11.1. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          11.2. Market Stand-Off. If an underwritten public offering by the Company of its equity securities occurs pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

          11.3. Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

     12. GENERAL.

          12.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

          12.2. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exit between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

          12.3. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

          12.4. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

          12.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     13. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

                                        EDDIE BAUER HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Fabian Mansson, Chief Executive
                                            Officer


                                        PARTICIPANT


                                        ----------------------------------------
                                        (Signature)

                                        Printed Name:
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                                                                      EXIHIBIT A

          FORM OF NON-EMPLOYEE DIRECTOR STOCK OPTION EXERCISE AGREEMENT

Nonstatutory Stock Option                         Optionee:
                                                            --------------------
                                                  Date:
                                                        ------------------------

                          STOCK OPTION EXERCISE NOTICE

Eddie Bauer Holdings, Inc.
15010 NE 36th Street
Redmond, WA 98052
Attention: Chief Financial Officer

Ladies and Gentlemen:

     1. OPTION. I was granted an option (the "OPTION") to purchase shares of the common stock (the "SHARES") of Eddie Bauer Holdings, Inc., a Delaware corporation (the "COMPANY"), pursuant to the Company's 2005 Stock Incentive Plan (the "PLAN"), my Notice of Grant of Stock Option (the "NOTICE") and my Stock Option Agreement (the "OPTION AGREEMENT") as follows:

          Grant Number:
                                      -------------
          Date of Option Grant:
                                      -------------
          Number of Option Shares:
                                      -------------
          Exercise Price per Share:   $
                                       ------------

     2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares in accordance with the Notice and the Option Agreement:

          Total Shares Purchased:
                                              -------------
          Total Exercise Price
          (Total Shares X Price per Share)   $
                                               ------------

     3. PAYMENTS. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

          Cash:                                $
                                                ------------
          Check:                               $
                                                ------------
          Tender of Company Stock:             Contact Plan Administrator

     4. OPTIONEE INFORMATION.

          My address is:
                        --------------------------------------------------------

                        --------------------------------------------------------

          My Social Security Number is:
                                        ----------------------------------------

     5. BINDING EFFECT. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Right of First Refusal set forth therein, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

     6. TRANSFER. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

     I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Notice and my Option Agreement, copies of which I have received and carefully read and understand.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Signature)


Receipt of the above is hereby acknowledged.

EDDIE BAUER HOLDINGS, INC.


By:
    ---------------------------------
Title:
       ------------------------------
Dated:
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